UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 15, 1999

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ2 Trust


New York (governing law of          333-84249-02   Pending
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 15, 1999 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ2 Trust, relating to the December 15, 1999 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ2 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 12/27/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Salomon Brothers Floating Rate Mortgage Pass-Through Certificates, Series 1999 -AQ2 Trust, relating to the December 15, 1999 distribution.